EXHIBIT 10.1

                       PERFORMANCE SHARE AWARD AGREEMENT

         THIS AGREEMENT, dated as of the ____ day of _______________, between DYCOM INDUSTRIES, INC., a Florida corporation (the "Company"), and _______________ (the "Participant").

         WHEREAS, the Participant is an officer or key employee of the Company or one of its Affiliates and, subject to the terms and conditions set forth herein, the Company desires to provide the Participant with an additional incentive to remain in its employ and to increase his or her interest in the success of the Company by granting the Participant an Award to receive a certain number of shares of common stock, par value $.0331/3 per share, of the Company (the "Common Stock") under the Company's 2003 Long-Term Incentive Plan (the "Plan"), upon the Company's achievement of certain Performance Targets (as set forth below) during the applicable Performance Period ("Performance Shares");

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto agree as follows:

     1.  Definitions; Incorporation of Plan Terms.
         -----------------------------------------

         Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan, a copy of which is attached hereto. This Award Document and the Performance Shares shall be subject to the Plan, the terms of which are incorporated herein by reference, and in the event of any conflict or inconsistency between the Plan and this Award Document, the Plan shall govern.

     2.  Grant of Performance Shares.
         ---------------------------

         Subject to the terms and conditions contained herein and in the Plan, the Company hereby grants to the Participant the Target Number of Performance Shares specified at the foot of the signature page hereof. For purposes of the Plan and this Award Document, the Grant Date is the date specified at the foot of the signature page hereof.

     3.  Vesting of Performance Shares.
         -----------------------------

         (a) Annual Award Vesting. Subject to the terms and conditions contained herein and in the Plan, the Performance Shares shall vest and become non-forfeitable in substantially equal installments on each of December 15, 2006, December 15, 2007 and December 15, 2008 (each, a "Vesting Date"), based on the level of the applicable Performance Targets set forth on Appendix A hereto that are attained with respect to the performance periods applicable to each Vesting Date and shall be determined by the (i) number of Performance Shares that are subject to vesting on such Vesting Date, multiplied by (ii) applicable Performance Leverage Factor ("PLF") shown in Appendix A for the attained level of the Performance Targets; provided, however, that the Participant is employed by the Company or an Affiliate on the applicable Vesting Date (each, an "Annual Award").

         (b) Supplemental Award Vesting. Subject to the terms and conditions contained herein and in the Plan, the Participant shall also be eligible to receive an additional number of Performance Shares on each Vesting Date (the "Supplemental Award") based on the level of the applicable Performance Targets set forth on Appendix B hereto that are attained with respect to the performance periods applicable to each Vesting Date and shall be determined by the (i) number of Performance Shares that actually vest with respect to the Annual Award on such Vesting Date pursuant to Section 3(a) above, multiplied by (ii) applicable PLF shown in Appendix B for the attained level of the Performance Targets; provided, however, that the Participant is employed by the Company or an Affiliate on the applicable Vesting Date. Notwithstanding the foregoing, in no event shall a Participant be entitled to a Supplemental Award if the Participant does not receive an Annual Award with respect to the applicable Vesting Date.

         (c) Fractional Shares. Any fractional Performance Shares which become distributable at the time such Performance Shares vest shall be rounded up or down to the nearest whole share of Common Stock.

     4.  Termination of Employment.
         -------------------------

         Except to the extent otherwise provided by the Plan or this Award Document, in the event of the Participant's termination of employment for any reason prior to an applicable Vesting Date, the Participant shall immediately forfeit all unvested Performance Shares as of the date of such termination.

     5.  Nontransferability of the Performance Shares.
         --------------------------------------------

         Unless determined otherwise by the Committee, Performance Shares may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner, prior to the date that such Performance Shares become vested and non-forfeitable; provided, however, that Performance Shares shall be transferable, in whole or in part, with the written consent of the Committee, to trusts established wholly or in part for the benefit of the Participant's immediate family members. Such transfers are subject to the terms and conditions of the Plan and this Award Document. The restrictions on transferability set forth above shall not apply to Performance Shares after the date that such Performance Shares becomes vested and non-forfeitable as set forth herein.

     6.  Rights as a Stockholder.
         -----------------------

         The Participant shall have, with respect to the Performance Shares, all of the rights of a stockholder of the Company, including, if applicable, the right to vote the Performance Shares and to receive any cash dividends, subject to the restrictions set forth in the Plan and this Award Document.

     7.  Dividends and Distributions.
         ---------------------------

         Any Common Stock or other securities of the Company received by the Participant as a result of a distribution to holders of Performance Shares or as a dividend on the Performance Shares shall be subject to the same restrictions as such Performance Shares, and all references to Performance Shares hereunder shall be deemed to include such Common Stock or other securities.

     8.  Issuance of Certificates.
         ------------------------

         At the time the Performance Shares are granted, or as promptly as practicable thereafter, Participant shall be issued certificates in respect of the Performance Shares. Such certificates shall be held in custody by the Company until the Performance Targets have been satisfied and that, as a condition of any award of Performance Shares, the Participant shall deliver a stock power, endorsed in blank, relating to the Common Stock covered by such award.

     9.  Taxes and Withholdings.
         ----------------------

         No later than the date as of which an amount first becomes includable in the gross income of the Participant for applicable income tax purposes with respect to Performance Shares, the Participant shall pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount.

         Unless otherwise determined by the Committee, in accordance with rules and procedures established by the Committee, the minimum required withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligation of the Company under this Award Document shall be conditional upon such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     10. Notices.
         -------

         All notices and other communications under this Award Document shall be in writing and shall be given by hand delivery to the other party or by facsimile, first class mail, overnight courier, or registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to the Participant:

         at the last known address on record at the Company.

         If to the Company:

         11770 U.S. Highway 1
         Suite 101
         Palm Beach Gardens, Florida 33408
         Attention: General Counsel

or to such other address or facsimile number as any party shall have furnished to the other in writing in accordance with this Section 10. Notice and communications shall be effective when actually received by the addressee.

     11. Successor.
         ---------

         Except as otherwise provided hereunder, this Award Document shall be binding upon and shall inure to the benefit of any successor or successors of the Company, and to any transferee or successor of the Participant pursuant to
Section 5.

     12. Governing Law.
         -------------

         The interpretation, performance and enforcement of this Award Document shall be governed by the laws of the State of Florida without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Florida.

     13. Severability.
         ------------

         If any provision of this Award Document shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Award Document, but this Award Document shall be construed and enforced as if such illegal or invalid provision had never been included herein.

     14. Corporate Changes; Changes in Capitalization.
         --------------------------------------------

         (a) Neither the Plan or this Award Document shall affect or restrict in any way the right or power of the Company or its shareholders to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Company, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the assets or business of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (b) The number and kind of shares authorized for issuance under the Plan, including the maximum number of shares available under the special limits provided for in the Plan, may be equitably adjusted in the sole discretion of the Committee in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of Performance Shares will be equitably adjusted (including by payment of cash to the Participant) in order to preserve the benefits or potential benefits intended to be made available to the Participant with respect to such Performance Shares. The determination as to what adjustments shall be made in order to preserve the benefits or potential benefits intended to be made available to the Participant with respect to such Performance Shares shall be made by the Committee, in its sole discretion, and such determination shall be final and binding on the Company and the Participant. Unless otherwise determined by the Committee, such adjusted Performance Shares shall be subject to the same restrictions and vesting or settlement schedule to which it is subject.

     15. Adjustment of Performance Targets and Award. To the extent permitted by Code Section 162(m), the Committee shall have the right to adjust the Performance Targets and the Award (either up or down) if it determines that an extraordinary corporate event such as a material acquisition or divestiture, change in the capital structure of the Company or unanticipated business conditions have materially affected the fairness of the Performance Targets. In addition, Performance Targets and Awards shall be calculated without regard to any changes in accounting standards that may be required as a result of changes in generally accepted accounting principles after such Performance Targets or Awards are established.

     16. Exchange Act.
         ------------

         Notwithstanding anything contained in the Plan or this Award Document to the contrary, if the consummation of any transaction under the Plan or this Award Document would result in the possible imposition of liability on the Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability, but in no event for a period in excess of 180 days.

     17. Amendment.
         ---------

         Notwithstanding anything herein to the contrary, the Board or the Committee may, at any time, amend or modify this Award Document; provided, however, that no amendment or modification of this Award Document shall materially and adversely alter or impair the rights of the Participant without the consent of the Participant. The waiver by either party of compliance with any provision of this Award Document shall not operate or be construed as a waiver of any other provision of this Award Document, or of any subsequent breach by such party of a provision of this Award Document.

     18. No Rights to Future Awards or Continued Employment.
         --------------------------------------------------

         The Participant shall not have any claim or right to receive or be eligible to receive any additional Awards under the Plan. Neither the Plan nor this Award Document nor any action taken or omitted to be taken hereunder or thereunder shall be deemed to create or confer on the Participant any right to be retained in the employ of the Company or to interfere with or to limit in any way the right of the Company to terminate the employment of the Participant at any time.

     19. Acceptance and Acknowledgement of Award.
         ---------------------------------------

         The Performance Targets and the details outlined in this Award Document should not be discussed with, shared with, photocopied or distributed to others. By signing and returning this Award Document, you are agreeing to all of the terms contained in this Award Document, including, but not limited to, the terms related to confidentiality. Participation in this program and its details are highly confidential and may not be discussed by a Participant with anyone other than the Participant's spouse or immediate family or financial or legal advisors. Breach of this confidentiality condition could affect the amount of a Participant's actual Award.

     20. Entire Agreement.
         ----------------

         This Award Document and the Plan set forth the entire agreement and understanding between the parties hereto with respect to the matters covered herein, and supersede all prior agreements and understandings concerning such matters. This Award Document may be executed in one or more counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of this Award Document.

         IN WITNESS WHEREOF, the Company has caused this Award Document to be executed by its duly authorized officer and the Participant has executed this Award Document, both as of the day and year first above written.


                                DYCOM INDUSTRIES, INC.


                                By:
                                   -------------------------------------------
                                   Name:
                                   Title:


                                PARTICIPANT


                                  --------------------------------------------
                                   Name:
                                   Address:


Target Number of Performance Shares:   ______

Date of Grant:  January 26, 2006

                                                                    EXHIBIT 10.1



                                   APPENDIX A
                                   ----------

                        Annual Award Performance Targets


                    Pre-Tax Income Before AI      Operating Cash Flow Ratio
                              for                          for
                    Applicable Annual Award       Applicable Annual Award
                             Period                        Period                 PLF
---------------------------------------------------------------------------------------------
10/30/05 -
10/28/06
---------------------------------------------------------------------------------------------

Fiscal 2007

---------------------------------------------------------------------------------------------

Fiscal 2008

---------------------------------------------------------------------------------------------



     For purposes of this Award Document, the following terms are defined as follows:

     "Operating Cash Flow Ratio" means the ratio of Operating Cash Flow to Net Income Before AI.

     "PLF" means Performance Leverage Factor.

     The following elements will be taken from the Company's consolidated financial statements for the applicable Annual Award period or Supplemental Award Period (as applicable):

         1.       Operating cash flow ("Operating Cash Flow")

         2. Pre-Tax Income before asset impairments and before any amount recorded for Performance Share compensation ("Pre-Tax Income Before AI")

         3. Net income before asset impairments and before any amount recorded for Performance Share compensation ("Net Income Before AI")

         For purposes of this Award Document, Operating Cash Flow Ratio and Pre-Tax Income Before AI will be rounded to the nearest one hundredth of a percentage point, with five thousandths of a percentage point being rounded upwards (e.g., 4.995% being rounded up to 5.0%).

                                   APPENDIX B
                                   ----------

                     Supplemental Award Performance Targets

                    Adjusted Pre-Tax Income Before AI    Adjusted Operating Cash
                               for                            Flow Ratio for
                    Applicable Supplemental Award       Applicable Supplemental Award
                             Period                              Period                       PLF
-------------------------------------------------------------------------------------------------------
10/30/05 -
10/28/06
-------------------------------------------------------------------------------------------------------

Fiscal Years
2006-2007

-------------------------------------------------------------------------------------------------------

Fiscal Years
1006-2008

-------------------------------------------------------------------------------------------------------



                                      B-1